                            ACME METALS INCORPORATED

                              GRANT OF STOCK AWARD

                          Dated as of January 29, 1994


To:

  Pursuant to and in accordance with all the terms and conditions of the Acme Metals Incorporated 1986 Stock Incentive Program (the "Program"), the Board of Directors (the "Board") of Acme Metals Incorporated (hereinafter sometimes referred to as "the Company") has granted you a stock award, effective the above date ("Date of Grant"), of ______ shares of the $1.00 par value common stock of Acme Metals Incorporated, such Grant of Stock Award ("Stock Award") to be subject also to the following terms and conditions:

1.  Grant of Stock Award
    --------------------

  (a) The Company will cause to be issued in your name the number of shares covered by this Stock Award represented by five (5) stock certificates, each representing as nearly as practicable twenty per cent (20%) of the total number of shares covered in total by this Stock Award, and will physically deliver such certificates to you as promptly as possible as they become earned out and deliverable under Paragraph 3 of this Stock Award.

  (b) When you sign and return this Stock Award you will also sign and return the five irrevocable stock powers enclosed herewith and will deliver the same to the Secretary of the Company to facilitate the transfer of any or all of the stock covered by this Stock Award to the Company (or its assignee or nominee), if appropriate or required under the terms of this Stock Award or the Program under which such shares are issued or applicable laws or regulations.

2.  Issue of Stock Award - Limits on Transfer
    -----------------------------------------

  Physical custody of the stock certificates representing the shares covered by this Stock Award will be in the Company's possession subject to the removal or release of restrictions on transfer thereof, as provided in Paragraph 3 hereof. You expressly agree that you will not sell, assign, transfer, pledge, or otherwise make any disposition of the shares subject to this Stock Award, or make any attempt to do so, except as to such shares, if any, which are covered by this Stock Award and which are represented by one or more stock certificates duly delivered to you.

3.  Earn Out of Stock Award
    -----------------------

  (a) Provided that you are then continuing to serve as an employee of the Company or a subsidiary thereof, the restrictions on disposition of the shares covered by this Stock Award (except those that may be imposed by law) shall lapse and such shares shall become deliverable to you as follows:

      (i) twenty per cent (20%) of such shares six months and one day after the Date of Grant ("First Earnout Date"):

      (ii) twenty per cent (20%) of such shares on each of the next four anniversaries of the First Earnout Date (or the next preceding business day if such anniversary is not a business day):
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      (iii) in the event of a Change of Control (see attachment for definition of Change of Control) of the Company.

      For purposes of this agreement, continuous employment with the Company or a subsidiary shall not be deemed interrupted and employment shall not be deemed to have ceased by reason of transfer of employment among the Company and its subsidiaries.

  (b) The restrictions on your unearned shares shall lapse and all shares not theretofore delivered to you shall become deliverable as of the date on which your employment with the Company or a subsidiary terminates by reason of retirement, death or disability.

  (c) Subparagraphs (a) and (b) of this Paragraph 3 are subject to the provisions of the Program, the provisions of this Stock Award, and any election or elections you may make pursuant to Paragraph 4 below. As promptly as reasonably possible after each date on which restrictions on your unearned shares shall lapse, the Company will physically deliver to you the stock certificate representing the number of shares as to which restrictions have lapsed and will destroy the stock power(s) referred to in Paragraph 1(b) hereof relating to the shares so delivered; provided, however, that none of the stock subject to this award shall be deliverable to you, unless and until (i) all necessary requirements of state and federal securities laws and regulations have been met and (ii) the Company has been reimbursed for applicable withholding taxes which are payable to federal, state and local governments.

4.  Payment of Taxes
    ----------------

  (a) You or any other person receiving stock under this Stock Award shall be required to pay to the Company or a subsidiary the amount of any federal, state or local taxes which the Company or a subsidiary is required to withhold with respect to shares covered by this Stock Award at the time the restrictions on such shares lapse or at such time as the Company or a subsidiary in its judgment becomes liable to withhold any such tax ("Tax Date").

  (b) You may elect to have the fair market value of up to one-half of the shares of each installment applied to the payment of federal, state and local taxes arising out of your right to receive such installment ("Withholding Election"). "Fair market value" shall mean as to each share the average of the high and low prices of the Company's common stock on the Tax Date (or, if there are no sales on that date, the last preceding date on which there was a reported sale) on the NASDAQ Over-the-Counter Markets, National Markets Issues, or the New York Stock Exchange Composite Transactions, as reported in The Wall Street Journal (corrected for reporting errors), whichever is applicable on said date. Such fair market value shall be determined, in the case of the first installment, on the First Earnout Date, and in the case of all other installments, on each of the next four anniversaries on which an installment is earned out, unless a provision of the Program or some other provision of this Stock Award requires that such installment be valued on a different Tax Date for federal income tax purposes. If there are no sales of the Company's common stock on the applicable date, fair market value will be determined as of the last preceding date on which there was a sale. The fair market value of such shares will be applied first to state and local taxes at the statutory withholding rates in effect when the applicable installment is valued, second to federal income taxes at the statutory withholding rate in effect when the applicable installment is valued, and any balance will be treated as federal income taxes withheld in excess of the statutory minimum. The Company or a subsidiary shall pay to the applicable taxing authorities such amounts for your account. If you make such an election you will be deemed to have sold and re-transferred to the Company the number of whole shares covered by your election.

  (c) If you do not make a Withholding Election with respect to the first installment on the accompanying Tax Payment Provisions form dated as of the date of this Stock Award and return it to the Secretary of the Company, the Company will deliver a certificate for twenty per cent (20%) of the shares granted unless by reason of some other provision of this agreement or a provision of the Program such installment is not

                                      -2-
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deliverable.  Withholding Elections with respect to the second and subsequent installments must be in writing and must be delivered to the Secretary of the Company either (i) at least six months before the applicable anniversary of the First Earnout Date or (ii) during the most recent ten-day period preceding the applicable anniversary of the First Earnout Date, beginning on the third business day and ending on the twelfth business day after release for publication of the Company's quarterly or annual sales and earnings. If no election is received within the time specified for a particular installment, the Company will deliver a certificate for twenty per cent (20%) of the shares granted shares unless by reason of some other provision of this agreement or a provision of the Program such installment is not deliverable. If a Withholding Election is timely received, the Company will cancel the stock certificate issued pursuant to Paragraph 1(a) above which pertains to such installment and will issue and deliver a replacement certificate for the difference between the installment of shares and the number of shares as to which a timely Withholding Election has been made, unless by reason of some other provision of this Stock Award or a provision of the Program such installment is not deliverable. If one or more installments become deliverable by reason of retirement, death, or disability, you or your personal representative must, within four months next following such event, make a Withholding Election to have up to one-half the fair market value of such shares applied to the payment of taxes or to receive the entire installment or installments in stock and pay the taxes due in cash. The entire installment or installments will be paid in stock if a Withholding Election to receive such installment or installments entirely in stock is made within such four-month period or if a Withholding Election to have the fair market value of shares applied to the payment of taxes is not made within such four-month period.

  (d) The Company or a subsidiary will furnish you with a statement of applicable withholding taxes providing for the election described herein for each installment of this Stock Award. You are required to promptly reimburse the Company or a subsidiary for the amount of withholding taxes shown on such statement. If you fail to reimburse the Company or a subsidiary within three months after each applicable Tax Date, the entire amount of the installment will be forfeited unless the Board in its sole discretion determines to extend the time for good cause shown. If withholding taxes are due because one or more installments have become immediately deliverable following retirement, death or disability, the entire amount of such installment or installments will be forfeited unless the Company or a subsidiary is reimbursed for all such taxes within six months following such retirement, death or disability or unless the Board in its sole discretion determines to extend the time for good cause shown.

5.  Rights As a Shareholder
    -----------------------

  Subject to the limitations, conditions, and restrictions on transfer imposed by this Stock Award and by the Program, it is recognized that you will be treated as the owner of the stock covered by this Stock Award as follows:

  (a) You shall be entitled to receive all dividends, whether in cash, stock or in any other form, payable with respect to such unearned shares; if payable in stock, any such dividend shall be subject to all restrictions applicable to the stock with respect to which such dividend is paid;

  (b) You shall be entitled to vote all such unearned shares in respect to any question with respect to which a vote of stockholders is required or solicited.

  Such rights shall immediately lapse in the event any shares are forfeited or lapsed as provided in Paragraphs 6, 7 or 8 hereof.

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6.  Amendment, Cancellation and Termination of Grant
    ------------------------------------------------

  Reference is specifically made to the provisions regarding amendment, cancellation and termination of this Stock Award contained in Paragraph 9(e) of the Program, and such provision is herein expressly incorporated by reference.

7.  Additional Restrictions On This Grant
    -------------------------------------

  As to any shares of stock not delivered (or as to which the date of delivery as determined under Paragraph 3 hereof has not occurred) to you pursuant to Paragraph 3 of this Stock Award, any and all of your rights shall cease and terminate, and the Company shall be fully entitled, legally and beneficially, to any of such shares not then delivered or deliverable, upon the happening of any one of the following events specifying termination of such rights. In such event, the stock certificates representing any unearned or undelivered shares so forfeited shall be transferred to the Company or its nominee, by it or its agents, pursuant to your authorization granted the Company under Paragraph 1(b) hereof.

  If your employment terminates for any reason (other than retirement, death or disability), any shares which have not been earned out shall be forfeited if you:

         (i)   Competition
               -----------

               shall be employed by a competitor of, or shall be engaged in any activity in competition with, the Company or a subsidiary without the Company's consent;

         (ii)  Confidential Information
               ------------------------

               have divulged without the consent of the Company any secret or confidential information belonging to the Company or a subsidiary; or

         (iii) have engaged in any other activities which would or which might constitute grounds for your discharge by the Company or a subsidiary for cause.

  The Company shall give you (or your designated beneficiary or legal representatives) written notice of any such forfeiture. The determination of the Board as to the occurrence of any of the events specified in the foregoing clauses (i), (ii), or (iii) shall be conclusive and binding upon all persons for all purposes.

8.  Miscellaneous Provisions
    ------------------------

  (a) Your rights and interests under this Stock Award may not be assigned or transferred except, in the case of your death, to your beneficiary or, in the absence of such designation, by will or the laws of descent and distribution.

  (b) No employee or other person shall have any claim or right to be granted a stock award under the Program. Neither the Program nor any action taken thereunder, including this Stock Award, shall be construed as giving any employee any rights to be retained in the employ of the Company or any subsidiary thereof.

  (c) Express reference is made to all of the terms and conditions of the Program, and you, by your acceptance of this Stock Award acknowledge that you have received a copy of such Program, that you have read the same and are sufficiently familiar therewith to understand both your rights and your obligations thereunder, and you agree to accept and to be bound by all of the terms and conditions of this Stock Award

                                      -4-
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and such Program, including without limitation the right of the Board to amend, cancel, suspend or terminate this Stock Award in whole or in part, on behalf of yourself and your heirs and assigns.

                               Stock Award Granted By

                               ACME METALS INCORPORATED



                               By
                                 _____________________________________________
                                 Brian W. H. Marsden
                                 Chairman and Chief Executive Officer


  AGREED AND ACCEPTED, including all terms and conditions of the Acme Metals Incorporated 1986 Stock Incentive Program.



Date: _____________________    Signed: _______________________________________

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The term "Change in Control" shall mean the occurrence of any of the following events:

    (a) there shall be consummated any consolidation, merger or reorganization of Acme Metals Incorporated (the "Company") in which the Company is not the continuing or surviving corporation or pursuant to which the outstanding voting securities or other capital interests of the Company would be converted into cash, securities or other property, other than a consolidation, merger or reorganization of the Company in which the holders of the Company's outstanding voting securities or other capital interests immediately prior to such consolidation, merger or reorganization shall directly or indirectly, have seventy-five (75%) or more of the outstanding voting securities or other capital interests of the surviving, resulting or acquiring corporation or other legal entity;

    (b) the Company sells, leases, exchanges or transfers (in one transaction or a series of related transactions) all or substantially all of its business and/or assets to any other corporation or other legal entity of which less than 75% of the outstanding voting securities or other capital interests of said corporation or other legal entity are owned in the aggregate by the shareholders of the Company, directly or indirectly, immediately prior to or after such sale;

    (c) the shareholders of the Company shall approve any plan or proposal for the liquidation or dissolution of the Company;

    (d) any person or group (as such terms are used in Section 13(d) or Section 14(d)(2) of the Securities Exchange Act of 1934 (the "Exchange Act") other than the Company or a subsidiary or any employee benefit plan sponsored by the Company has become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act), directly or indirectly, of 25% or more of the combined voting power of the Company's then outstanding voting securities ordinarily (and apart from rights accruing in special circumstances) having the right to vote in the election of directors, as a result of a tender or exchange offer, open market purchases, privately negotiated purchases, or otherwise;

    (e) at any time during any period of two consecutive years, individuals who at the beginning of any such period constitute the Directors of the Company cease for any reason to constitute at least a majority thereof unless the election, or the nomination for election by the Company's shareholders, of each new Director of the Company was approved by a vote of at least two-thirds of such Directors of the Company then still in office who were Directors of the Company at the beginning of any such two-year period; or

    (f) such other event, or events, as shall be determined by the Board of Directors to be a Change in Control.

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